DOC ID - 51409746.5 THIRD AMENDED AND RESTATED UNCOMMITTED REVOLVING LOAN AGREEMENT Dated as of October 27, 2025 New Mountain Finance Corporation, a Delaware corporation (the “Borrower”), and NMF Investments III, L.L.C., a Delaware limited liability company (the “Lender”) hereby agree as follows (with capitalized terms not otherwise defined herein having the meanings ascribed to them in Section 19): 1. Loans. Upon the terms and subject to the conditions of this Agreement, the Lender hereby establishes a discretionary revolving credit facility for the Borrower (the “Facility”), pursuant to which the Lender, on a discretionary and uncommitted basis, agrees to consider advancing, from time to time during the period from the date hereof through the Business Day immediately preceding the Maturity Date (the “Facility Period”), amounts in Dollars to the Borrower (the “Loans”), the aggregate outstanding principal amount of which shall not exceed $100,000,000 (the “Maximum Facility Amount”) at any time. Within the limits set forth in the preceding sentence and subject to the conditions of this Agreement, amounts of Loans that are repaid may be re-borrowed under this Section 1. Following the Lender's receipt of a Loan Request from the Borrower pursuant to Section 6, the Lender will advise the Borrower if it agrees to advance the requested Loan. If the Lender confirms that it will advance such Loan, then upon the fulfillment of the further conditions specified in Section 6, such Loan shall be disbursed by the Lender on the requested date therefor (which shall be a Business Day) in Dollars in funds immediately available to the Borrower in such manner as shall be reasonably requested by the Borrower and reasonably acceptable to the Lender. 2. Interest. Interest on each Loan shall accrue at the Interest Rate from the date of such Loan until such Loan is repaid in full. Interest shall be calculated on the basis of a year of 365/366 days, as the case may be, and the actual number of days elapsed and shall be payable in cash on the first Business Day of each calendar quarter, beginning on July 1, 2020, or, if earlier, on the date on which the outstanding principal amount of such Loan is repaid or prepaid in accordance with the terms hereof but no later than the Maturity Date. 3. Repayment; Termination; Exchange or Redemption. (a) Maturity. The Borrower promises to repay the entire unpaid principal amount of all Loans and all accrued but unpaid interest on the Maturity Date or, if earlier, upon the obligations hereunder becoming due pursuant to the last paragraph of Section 9. (b) Voluntary Prepayment. The Borrower may, at any time and from time to time, prepay, without premium or penalty, the Loans in whole or in part, together with accrued interest to the date of such prepayment on the aggregate principal prepaid. Each prepayment of the Loans by the Borrower pursuant to this Section 3(b) shall be allocated first to accrued but unpaid interest on such Loans to the date of such prepayment and then to unpaid principal amounts outstanding under such Loans.

DOC ID - 51409746.5 -2- (c) Reduction; Termination. The Borrower may, at any time and from time to time, by written notice to the Lender, reduce the Maximum Facility Amount, provided that, after giving effect thereto, the outstanding principal amount of the Loans will not exceed the Maximum Facility Amount as so reduced. The Borrower may, at any time, by written notice to the Lender, terminate the Facility or the Facility Period, provided that, on the effective date of the termination of the Facility, all of the Loans, all accrued interest thereon and all other obligations of the Borrower hereunder have been paid in full. (d) Exchange or Redemption. Any portion of the Loans outstanding hereunder and under the Note shall, at the option of the Borrower by written notice to the Lender, be exchangeable or redeemable, in whole or in part, in either cash or, at the election of the Borrower, shares of the Borrower’s common stock, subject to the approval of the Borrower’s board of directors and compliance with applicable law, including the requirements of the Investment Company Act of 1940, as amended. 4. Evidence of Indebtedness. The Loans and the Borrower’s obligation to repay the Loans and pay interest thereon in accordance with this Agreement shall be evidenced by this Agreement, the records of the Lender and a Third Amended and Restated Promissory Note of the Borrower in the form of Exhibit A hereto dated as of the date hereof payable to the Lender or its registered assigns in a principal amount set forth in such Third Amended and Restated Promissory Note from time to time, which shall not at any time exceed the Maximum Facility Amount (the “Note”). 5. Lender Acknowledgement. The Lender acknowledges that each subsidiary of the Borrower, including New Mountain Finance Holdings, L.L.C., New Mountain Finance SBIC, L.P., New Mountain Finance SBIC II, L.P., New Mountain Finance SBIC III, L.P., New Mountain Finance SBIC G.P., L.L.C., New Mountain Finance SBIC II G.P., L.L.C., New Mountain Finance SBIC III G.P., L.L.C., NMF Ancora Holdings Inc., NMF QID Holdings, Inc., NMF YP Holdings Inc., NMF Permian Holdings, LLC, NMF HB, Inc., NMF TRM, LLC, NMF Pioneer, Inc., NMF OEC, Inc. and New Mountain Finance Servicing, L.L.C. (the “Subsidiaries”), and each portfolio company of the Borrower, including, as of December 31, 2024, NMFC Senior Loan Program III LLC, New Benevis Topco, LLC, New Benevis Holdco, Inc., NMFC Senior Loan Program IV LLC, NM NL Holdings LP, NM GP Holdco LLC, UniTek Global Services, Inc., TVG-Edmentum Holdings, LLC, Edmentum Ultimate Holdings, LLC, Knockout Intermediate Holdings I Inc., Kaseya Inc., Paw Midco, Inc., AAH Topco, LLC, Dealer Tire Holdings, LLC, OA Topco, L.P. and OA Buyer, Inc. (the “Portfolio Companies”), is a legal entity separate from the Borrower and the assets of each of the Subsidiaries and Portfolio Companies are not intended to be available to satisfy any obligations of the Borrower hereunder or under the Note. 6. Loan Requests; Conditions to Loans. During the Facility Period, the Borrower may request a Loan by delivering a written request (a “Loan Request”) to the Lender at least two Business Days prior to the requested funding date (or such shorter period as Lender shall accept). The obligation of the Lender to make any Loan shall arise only upon the Lender's confirmation to the Borrower that it will fund the Loan requested in the Loan Request, provided that, the Lender's obligation to make each Loan is further subject to the fulfillment of each of the following conditions, in form and substance satisfactory to the Lender:

DOC ID - 51409746.5 -3- (a) the Lender shall have received the Note, duly executed by the Borrower; (b) each representation and warranty contained in this Agreement shall be true and correct, and no Event of Default shall have occurred and be continuing, in each case as of the date each Loan is to be made hereunder, both prior to and after giving effect to such Loan and to the application of the proceeds thereof; and (c) the Lender shall have received such other documents and information, if any, as it shall have reasonably requested. 7. Representations and Warranties. In order to induce the Lender to enter into this Agreement and to consider making each Loan hereunder, the Borrower represents and warrants that: (a) the Borrower is duly incorporated, validly existing and in good standing under the laws of Delaware; (b) the Borrower has the power and authority to execute, deliver and perform the terms hereof; and the execution, delivery and performance by the Borrower of this Agreement and the Note have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower’s charter or amended and restated bylaws or (ii) any law or any contractual restriction binding upon or affecting the Borrower or its property; (c) this Agreement and the Note have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally; and (d) the execution, delivery and performance of this Agreement and the Note in accordance with their respective terms, and each borrowing of the Loans hereunder, do not and will not (i) require any governmental approval or other consent or approval, other than such approvals and consents that have been obtained and are in full force and effect, or (ii) violate or conflict with, result in a breach of, or constitute a default under, or result in or require creation of any lien or encumbrance upon any assets of the Borrower under, any applicable law or any agreement, indenture, lease, license, instrument or other contractual restriction or any organizational document to which the Borrower is a party or by which the Borrower or any of its properties may be bound; and (e) the Borrower will use the proceeds of the Loans for working capital and general corporate purposes permitted under its governing documents, including, without limitation, to fund its investments. 8. Covenants. From the date hereof and until the date upon which the Facility shall have terminated (whether as a result of the expiration or termination of the Facility Period, pursuant to Section 3(c) or pursuant to the last paragraph of Section 9) and the Loans and all other

DOC ID - 51409746.5 -4- amounts payable or accrued hereunder shall have been paid in full in any manner provided for in Section 3 (the “Repayment Date”), the Borrower shall: (a) Preservation of Existence and Franchises, Scope of Business, Compliance with Law, Preservation of Enforceability. (i) Preserve and maintain its legal existence and all of its other franchises, licenses, rights and privileges, (ii) comply with applicable law in all material respects, and (iii) take all action and obtain all consents and governmental approvals required so that its obligations hereunder will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except to the extent that the failure to take such action or obtain any such consent or approval could not reasonably be expected to have a material adverse effect on the Borrower; provided, however, that neither the Borrower nor any of its subsidiaries shall be required to preserve any right or franchise if the board of directors of the Borrower shall determine that the preservation thereof is no longer desirable for the conduct of the business of the Borrower and that the loss thereof is not disadvantageous in any material respect to the Borrower or the Lender. (b) Information. Upon the request from time to time of the Lender, the Borrower shall promptly furnish to the Lender such documents and information regarding this Agreement, the Note, the Loans, and the business, assets, liabilities, financial condition (including financial statements of the Borrower), results of operations or business prospects of the Borrower, as the Lender may reasonably request, in each case in form and substance reasonably satisfactory to the Lender. 9. Events of Default; Remedies. If any of the following events (each, an “Event of Default”) shall have occurred and be continuing for any reason whatsoever (whether voluntary or involuntary, arising or effected by operation of law or otherwise): (a) any payment of principal of the Loans or the Note shall not be paid when and as due (whether at maturity, by reason of acceleration or otherwise) and in accordance with the terms of this Agreement and the Note; (b) any payment of interest on the Loans or the Note shall not be paid when and as due (whether at maturity, by reason of acceleration or otherwise) and in accordance with the terms of this Agreement and the Note, and such default is not cured within five Business Days; (c) the Borrower shall default in the performance or observance of any other term, covenant or agreement contained herein, and such default shall continue without cure for a period of 30 days after receipt of written notice thereof from the Lender, or any representation or warranty contained herein or therein shall at any time prove to have been incorrect or misleading in any material respect when made; or (d) a case or proceeding shall be commenced against the Borrower and shall continue undismissed and unstayed for a period of 60 or more days, or the Borrower shall commence a voluntary case, in either case seeking relief under any Bankruptcy Law, in each case as now or hereafter in effect, or an order for such relief shall be entered, or the

DOC ID - 51409746.5 -5- Borrower shall apply for, consent to, or fail to contest, the appointment of a receiver, liquidator, custodian, trustee or the like of the Borrower or for all or any part of its property, or the Borrower shall make a general assignment for the benefit of its creditors, or the Borrower shall fail, or admit in writing its inability, to pay, or generally not be paying, its debts as they become due; then during the continuance of any such Event of Default (other than any Event of Default specified in clause (d) above), the Lender may by written notice to the Borrower, terminate the Facility and declare, in whole or from time to time in part, the principal of, and accrued interest on, the Loans and the Note and all other amounts owing hereunder to be, and the Loans and the Note and such other amounts shall thereupon and to that extent become, due and payable to the Lender. During the continuance of any Event of Default specified in clause (d) above, automatically and without any notice to the Borrower, the principal of, and accrued interest on, the Loans and the Note and all other amounts payable hereunder shall be due and payable to the Lender and the Facility shall terminate. 10. Notices and Deliveries. All notices, communications and material to be given or delivered hereunder shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile (upon confirmation of receipt) or sent by email, or 72 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth below. If to the Lender: NMF Investments III, L.L.C. 1633 Broadway 48th Floor New York, New York 10019 Email: aweinstein@newmountaincapital.com Attention: Adam Weinstein If to the Borrower: New Mountain Finance Corporation 1633 Broadway 48th Floor New York, New York 10019 Email: lholson@newmountaincapital.com Attention: Laura Holson 11. Assignment. (a) The Borrower may not assign any of its rights or obligations under this Agreement or the Note without the prior written consent of the Lender. (b) The Lender may not assign any of its rights or obligations under this Agreement or the Note without the prior written consent of the Borrower, which shall not

DOC ID - 51409746.5 -6- be unreasonably withheld; provided that the Lender may do any of the following from time to time without the consent of the Borrower: (i) assign any or all of its rights and obligations under this Agreement or the Note to one or more Affiliates; (ii) pledge or otherwise grant a security interest or lien in any of its rights, obligations or interests under this Agreement and/or the Note to one or more of its lenders or (iii) assign or transfer any of its rights, obligations or interests under this Agreement or the Note to any Person during the continuance of an Event of Default or in connection with any exercise of remedies by any of its lender(s). (c) The Lender, acting solely for this purpose as a non-fiduciary agent for the Borrower, shall maintain a register for the recordation of the name and address of the Lender and each assignee of the Lender, and the principal amounts (and stated interest) owing to the Lender or such assignee pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Lender and each assignee of the Lender shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder. The Register shall be available for inspection by the Lender, any assignee thereof and the Borrower at any reasonable time and from time to time upon reasonable prior notice. 12. Tax Forms. The Lender and any assignee thereof that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under this Agreement and the Note shall deliver to the Borrower, at the time or times reasonably requested by the Borrower, such properly completed and executed documentation reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding. Without limiting the foregoing, the Lender shall deliver to the Borrower on or prior to the date hereof an executed copy of IRS Form W-9 certifying that the Lender is exempt from U.S. federal backup withholding tax. 13. Enforcement Expenses. The Borrower shall pay or reimburse the Lender for all reasonable and documented out-of-pocket costs and expenses (including but not limited to reasonable fees and disbursements of legal counsel) incurred by the Lender in connection with, arising out of, or in any way related to, the enforcement, exercise, preservation or protection by the Lender of any of its rights under this Agreement or the Note. 14. Judicial Proceedings; Waiver of Jury Trial. Each of the Borrower and the Lender agree to submit to personal jurisdiction in any court of competent jurisdiction in New York, New York, and to irrevocably waive any objection it may now or hereafter have as to the venue of any proceeding brought in such court or that such court is an inconvenient forum. Each of the Borrower and the Lender hereby waives personal service of process and consents that service of process upon it may be made, and deemed completed, in accordance with the provisions of Section 10. THE BORROWER AND THE LENDER WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING ARISING OUT OF OR RELATING TO THE LOANS, THIS AGREEMENT OR THE NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. 15. Indemnity. The Borrower agrees to indemnify the Lender, its directors, officers, employees and agents (each such Person, an “Indemnitee”) against, and to hold each Indemnitee harmless from, its proportionate share of any and all losses, claims, damages, liabilities

DOC ID - 51409746.5 -7- and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby or related hereto, the performance by the parties thereto (other than the Lender) of their respective obligations thereunder or the consummation of the transactions contemplated thereby, (ii) the use of the proceeds of any of the Loans, or (iii) any claim, litigation, investigation, or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, in each case, to the fullest extent possible without such indemnification being inconsistent with such Borrower’s organizational documents. The foregoing provision shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of all or any portion of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Lender. Upon Borrower’s receipt of written demand therefor, all amounts due under this Section 15 shall be payable as directed by the Lender. 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. 17. Counterparts. This Agreement may be signed in two counterparts, each of which shall constitute an original but both of which when taken together shall constitute but one agreement. 18. Amendment and Restatement. This Agreement amends and restates in its entirety the Second Amended and Restated Uncommitted Revolving Loan Agreement, dated as of October 31, 2023 (the “Existing Agreement”), by and among the Borrower and the Lender. As of the date hereof, the Existing Agreement shall be superseded and replaced in its entirety by this Agreement, provided that, the execution of this Agreement does not extinguish the indebtedness, liabilities, or other obligations of the Borrower arising under the Existing Agreement, and does not constitute a novation or payment of any part of the indebtedness, liabilities or other obligations of the Borrower incurred under the Existing Agreement. 19. Definitions. For purposes of this Agreement: “Affiliate” of a specified Person shall mean any other Person that directly or indirectly controls, is controlled by, or is under common control with such specified Person. “AFR Rate” means (i) for any Reset Date occurring prior to the AFR Switch Date, the mid-term annual interest rate, and (ii) for any Reset Date occurring on or after the AFR Switch Date, the short-term annual interest rate, in each case as published by the Internal Revenue Service of the U.S. Treasury (“IRS”) to calculate imputed interest charges, as listed monthly on the IRS website at https://www.irs.gov/applicable-federal-rates. “AFR Switch Date” means December 31, 2027, which is the date occurring three years prior to the Maturity Date. “Agreement” shall mean this Third Amended and Restated Uncommitted Revolving Loan Agreement, as amended from time to time.

DOC ID - 51409746.5 -8- “Bankruptcy Law” shall mean Title 11, U.S. Code or any similar federal or state law for the relief of debtors. “Borrower” is defined in the first paragraph of this Agreement. “Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks in New York, New York are authorized to close. “Dollars” and the sign “$” shall mean lawful money of the United States of America. “Event of Default” is defined in Section 9 of this Agreement. “Facility” is defined in Section 1 of this Agreement. “Facility Period” is defined in Section 1 of this Agreement. “Indemnitee” is defined in Section 15 of this Agreement. “Interest Accrual Period” means each period commencing on a Reset Date and ending on the day immediately prior to the next succeeding Reset Date. “Interest Rate” means, for each Interest Accrual Period, a rate per annum equal to the AFR Rate as in effect on the first day of such Interest Accrual Period. “Loan Request” is defined in Section 6 of this Agreement. “Loans” is defined in Section 1 of this Agreement. “Lender” is defined in the first paragraph of this Agreement. “Maturity Date” shall mean December 31, 2030. “Maximum Facility Amount” is defined in Section 1 of this Agreement. “Note” is defined in Section 4 of this Agreement. “Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof. “Register” is defined in Section 11 of this Agreement. “Repayment Date” is defined in Section 8 of this Agreement. “Reset Date” means (i) in the case of the initial Interest Accrual Period, the Second AR Effective Date, (ii) for each subsequent Interest Accrual Period prior to the Third AR Effective Date, the first Business Day of each calendar quarter, (iii) the Third AR Effective Date and (iv) for each subsequent Interest Accrual Period, the first Business Day of each calendar quarter.

DOC ID - 51409746.5 -9- “Second AR Effective Date” means October 31, 2023. “Third AR Effective Date” means October 27, 2025 [signature page follows]

DOC ID - 51409746 IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written. BORROWER: NEW MOUNTAIN FINANCE CORPORATION By: Name: Laura C. Holson Title: Authorized Signatory LENDER: NMF INVESTMENTS III, L.L.C. By: Name: Adam B. Weinstein Title: Authorized Signatory [Signature Page to Third Amended and Restated Uncommitted Revolving Loan Agreement]

EXHIBIT A THIRD AMENDED AND RESTATED PROMISSORY NOTE U.S. $100,000,000 October 27, 2025 FOR VALUE RECEIVED, NEW MOUNTAIN FINANCE CORPORATION, a Delaware corporation (the “Borrower”), hereby promises to pay to NMF Investments III, L.L.C., a Delaware limited liability company, or its registered assigns (the “Lender”), the principal amount equal to the aggregate unpaid principal amount advanced to the Borrower by the Lender under the Loan Agreement referred to below (the “Loans”) (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Loan Agreement), which amount may be set forth from time to time on Schedule I attached hereto (such amount not to exceed One Hundred Million Dollars (U.S. $100,000,000)), with interest accrued on the Loans as provided in the Loan Agreement on the dates and in the amounts specified in the Loan Agreement. All payments due to the Lender hereunder shall be made to the Lender at the place, in the type of funds and in the matter specified in the Loan Agreement. Without limiting the foregoing, in accordance with Section 3(d) of the Loan Agreement, any portion of the Loans outstanding hereunder shall, at the option of the Borrower by written notice to the Lender, be exchangeable or redeemable, in whole or in part, in either cash or, at the election of the Borrower, shares of the Borrower’s common stock, subject to the approval of the Borrower’s board of directors and compliance with applicable law, including the requirements of the Investment Company Act of 1940, as amended. The holder hereof is authorized to endorse on Schedule I hereto the principal amount of each Loan and each payment or prepayment with respect thereto, provided that any failure in such regard shall not reduce or otherwise affect the Borrower's obligations under the Loan Agreement and this Note. Presentation, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the Borrower. No delay or omission by the Lender in exercising its rights under this Note shall operate as a waiver of such rights, nor shall the exercise of any right with respect to this Note waive or preclude the later exercise of such right or any other right. This Note evidences the Loans made under, and is entitled to the benefits of, the Third Amended and Restated Uncommitted Revolving Loan Agreement, dated as of the date hereof, by and between the Borrower and the Lender, as the same may be amended from time to time (the “Loan Agreement”). Reference is made to the Loan Agreement for provisions relating to the prepayment and the acceleration of the maturity hereof. Assignment or transfer of this Note may only be made in accordance with Section 11 of the Loan Agreement. This Note amends and restates in its entirety the Second Amended and Restated Promissory Note, dated as of October 31, 2023 (the “Existing Note”), made by the Borrower in favor of the Lender, in an aggregate principle amount not to exceed One Hundred Million Dollars (U.S. $100,000,000). As of the date hereof, the Existing Note shall be superseded and replaced in its entirety by this Note. This Note does not extinguish the indebtedness, liabilities, or other obligations of the Borrower arising under the Existing Note, and does not constitute a novation or payment of any part of the indebtedness, liabilities or other obligations of the Borrower evidenced by the Existing Note. The Lender agrees that following delivery to it of this Note, it shall mark the Existing Note “canceled” and return the Existing Note to the Borrower. [signature page follows]

This Note shall be governed by and construed in accordance with the laws of the State of New York. NEW MOUNTAIN FINANCE CORPORATION By: Name: Title: Agreed and accepted: NMF INVESTMENTS III, L.L.C. By: Name: Title: [Signature Page to Third Amended and Restated Promissory Note]

Schedule I THIRD AMENDED AND RESTATED PROMISSORY NOTE Date Amount of Loan Amount of Principal Paid or Prepaid Unpaid Principal Amount of Note Notation Made By